UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 10, 2000

STERLING MEDIA CAPITAL GROUP, INC.

(formerly Electro-Kinetic Systems, Inc.)

(Exact name of registrant as specified in its charter)
      Pennsylvania                         2-85175W                         22-1954716
    ------------------                  -------------                     --------------
 (State or other jurisdiction       (Commission File Number)              (I.R.S. Employer
      Of incorporation)                                                 Identification No.)
7136 S. Yale Ave., Suite 300, Tulsa, OK 74136 -------------------------------------------------------- (Address of principal offices) (Zip Code) Registrant's telephone number, including area code: (918) 524-3715

525 Washington Blvd.(36th Floor), Jersey City New Jersey 07310 --------------------------------------------------------------

(Former Address)

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2 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

General

On August 10, 2000 Sterling Media Capital Group, Inc. (the "Company") replaced

Wiss & Company LLP (“Wiss”) as the Company’s independent public accountants and engaged Tullius Taylor Sartain & Sartain LLP as the Company’s new independent public accountants on the same day. No report of Wiss for the Company has contained an adverse opinion or a disclaimer of opinion; however, the report included in the 1999 form 10-KSB was modified to disclose uncertainties regarding the Company’s ability to continue as a going concern. There have been no disagreements between Wiss and the Company as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors met on July 24, 2000 and established an audit committee to appoint the auditors for the Company and to oversee all future audits of the Company’s financial statements. The new members of the Audit Committee are Paul Nussbaum, independent director and Gil Amelio, independent director. The audit committee met on August 10, 2000 and recommended Tullius Taylor Sartain & Sartain LLP (“TTSS”) to succeed Wiss & Company LLP. TTSS are the present auditors for Sterling Media Fund Manager LLC. The Audit Committee recommended the appointment to the full Board on the same day. The Board approved the change of accountants.

The Company provided Wiss with the above disclosures prior to filing this Form 8-K with the Commission and is filing with the Commission Wiss's response to those disclosures an Exhibit hereto. ITEM 5 - OTHER EVENTS

In its meeting held July 24, 2000, the Board of Directors of SMCG also appointed an Compensation Committee to review and recommend compensation agreements for the Company’s officers. The Compensation Committee consists of Paul Nussbaum, independent director, and Gil Amelio, independent director.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

   Exhibit No.                     Description
   -----------                     -----------

       16                          Letter Regarding Change in Principle
                                   Accountant by Wiss and Company LLP  (1)
(1) Filed herewith. 2 3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. STERLING MEDIA CAPITAL GROUP, INC. By: /s/ Dwight L. Pierce ---------------------------- Dwight L. Pierce President and CEO (Principal Executive Officer) By: /s/ David C. Annin ---------------------------- David C. Annin Vice-President and Treasurer (Principal Financial and Accounting Officer) Date: AUGUST 15,2000 THIS PORTION OF THIS PAGE INTENTIONALLY LEFT BLANK 3 4 EXHIBIT INDEX
 EXHIBIT
  NUMBER                        DESCRIPTION
 -------                        -----------

    16          Letter Regarding Change in Principle
                Accountant by Wiss and Company LLP

EXHIBIT 16

August 11, 2000

Sent Via Fax and Mail

Mr. Dwight L. Pierce Sterling Media Capital Group, Inc. 7136 S. Yale Ave., Suite 300 Tulsa, OK 74136 Dear Mr. Pierce:

This is to confirm that the client-auditor relationship between Sterling Media Capital Group, Inc. (formerly Electro-Kinetic Systems, Inc.) (Commission File Number 2-85175W) and Wiss & Company, LLP has ceased.

Very truly yours,

[GRAPHIC OMITTED][GRAPHIC OMITTED]

/s/Wiss & Company, LLP

Wiss & Company, LLP

:pp

Copy: Office of the Chief Accountant Securities and Exchange Commission

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